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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 17, 2004


                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




     Delaware                    333-60778                 75-2795365
  (State or Other               (Commission             (I.R.S. Employer
  Jurisdiction of              File Number)            Identification No.)
  Incorporation)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)











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Item 9.  Regulation FD Disclosure
Item 12.  Results of Operations and Financial Condition

     On February 17, 2004, Dresser, Inc. issued a press release announcing its intent to refinance its existing senior credit facility, reaffirming 2003 fourth quarter guidance and providing a new estimate for certain balance sheet items. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 17, 2004       By:  /s/   Patrick M. Murray
       -----------------            ------------------------
                                          Patrick M. Murray
                                          Chief Executive Officer




                               By: /s/    James A. Nattier
                                   -----------------------
                                          James A. Nattier
                                          Executive Vice President and
                                          Chief Financial Officer



                               By: /s/    Thomas J. Kanuk
                                   ----------------------
                                          Thomas J. Kanuk
                                          Corporate Controller and
                                          Chief Accounting Officer




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                                  EXHIBIT INDEX


Exhibit No.                         Description
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99.1                                Press Release





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